UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Report to Shareholders

International Discovery Fund	April 30, 2016

The views and opinions in this report were current as of April 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

I write to you to reflect on a disappointing performance period for the fund. The sector biases and factor bets that have helped us to outperform our benchmark metronomically, if not spectacularly, over the last five reporting periods stopped working as we saw mean reversion across a whole range of markets, sectors, and currencies. In truth, the underperformance has all happened in the last three months (February through April) as markets, as they so often do, turned with alacrity. In the October letter, I wrote with almost painful prescience that markets had bifurcated: Weak (Brazil, Russia) and weakening economies (China) and structurally challenged sectors of energy and resources were arguably cheap, while defensive growth sectors were richly valued. In the last three months, Latin America, emerging market currencies generally, energy, and materials all rallied, while consumer discretionary, information technology, health care, and the U.S. dollar all struggled. In short, we are witnessing a “reflation rally” in which cyclical and value factors are in the ascendency. “Growth” as both an investment factor and style is, temporarily at least, unfashionable.

The International Discovery Fund returned 0.76% in the six-month period ended April 30, 2016. As noted, the fund trailed its S&P Global ex-U.S. Small Cap Index benchmark for the period, and we trailed the MSCI EAFE Small Cap Index as well. We outperformed our Lipper benchmark, however, and we remain in the top quartile of our peer group over all major longer-term time periods. (Based on cumulative total return, Lipper ranked the International Discovery Fund 42 of 177, 18 of 158, 25 of 131, and 10 of 79 international small/mid-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2016, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

As so often has been the case, the market narrative has to begin with China and end with central banks. In China, it appears that efforts to resuscitate the credit cycle have been partially successful, and, according to our market intelligence, it is likely that the nadir for the economy was in December. Credit conditions have been eased as, in the meantime, the government has put in motion plans for infrastructure projects. At this stage, it is unclear whether this direct stimulus spreads over into property more generally—still the dominant factor in China’s growth equation. If it does, then it is possible that this reflation rally could be more than a three- to six-month phenomenon and not, as is the received wisdom in so much market commentary I read, a giant short squeeze in commodity markets coupled with some less dollar-friendly data points. A curious byproduct of the availability of futures contracts on various new commodity exchanges in China and presumably easier access to credit is a futures frenzy, as some speculators bet that the government is planning more infrastructure spending. Enter “Mrs. Wong,” unrelated but analogous to the influential retail investor in Japan, “Mrs. Watanabe.” According to Hong Kong’s South China Morning Post, at their peak this year, iron ore contracts traded by Mrs. Wong and her counterparts on the Dalian Commodity Exchange had risen 73%. On some days, trading volumes exceed China’s iron ore imports for the whole of last year, according to Reuters. This type of speculation can only add to the suspicion that this is a short-term and unsustainable phenomenon. The point is moot.

In March, I visited Argentina and Brazil. What a fascinating juncture to have done so, and the contrast in mood between the two could not have been starker. Following the election of President Mauricio Macri, Argentina was enjoying a time in the sun given Macri’s intention of being more amenable to outside capital and his administration’s ambition to eliminate distortions created by economic subsidies, while cutting inflation and boosting growth in real gross domestic product. My conclusion was that cutting inflation in a market where high inflation is so entrenched will be a hard task—Argentinians still speak in terms of monthly rather than annual inflation. But what a great city Buenos Aires is to visit. Contrast the mood in Brazil, where daily protests were visible in the runup to a possible impeachment of President Dilma Rousseff. This is very much a middle-class revolution—13 out of 15 company executives I met in Brazil had been on some form of public protest. Paradoxically, Brazilian equities and the currency have been rallying strongly through this process.

On to those central banks. The Fed duly raised interest rates by 25 basis points in December, which was so well anticipated that it had no surprise value. More surprising was the Bank of Japan’s move in January to push official short-term rates below zero and the European Central Bank’s March decision to push its policy rate further into negative territory (to -0.40%) and expand its bond purchasing program. The effect on market rates has been profound, with 60% of outstanding eurozone sovereign bonds now in negative yield territory; in Japan, that number is now more like 80%. J.P. Morgan points out that 83% of the $44 trillion global government bond market now yields less than a 10-year U.S. Treasury note. An astonishing 99.7% yields less than the U.S. long bond. Economic logic would dictate these circumstances be highly dollar favorable and yen and euro negative, and yet the dollar has been weakening. It stands to reason: Markets are no more rational or logical than Mrs. Wong or Mrs. Watanabe, and therein lies their fascination.

But does any of this matter? I am writing this on a daytime flight from Hong Kong to London, and the 13 hours is giving me time to think—and ponder whether the Gobi Desert below is a fitting parallel with the lack of winners we have had recently! Even if we had an inkling that a mean reversion rally was overdue, could we or should we have altered the positioning of the fund? The answer is that we can always change things around the edge or at the margins, but in small-cap investing, radical repositioning is costly given trading costs and market impact. Our universe is broad and deep by opportunity set and complicated by the macro factors that come with international investing. Our benchmark alone comprises 6,050 companies (with a further opportunity set outside the index) across 53 countries. In the fund, we currently have 214 issuers across 32 countries. The index is populated by a long tail of names: median market capitalization is $500 million compared with the fund’s $1.8 billion (which still, it should be said, makes it a genuine small-cap offering). The point is that, with so many opportunities and so many countries to visit, the problem for the global (ex-U.S.) small-cap manager is “What am I missing?” Sometimes, performance is as much about what you do not own as what you do. In a period when the price of crude goes from below $30 per barrel to the mid-$40s, a rise of more than 50%, the average small-cap energy stock will likely double. Those with a geared balance sheet will treble. The tail will wag, so to speak. This effect is hard to capture, and our lack of exposure has been an issue in markets such as Canada (see below).

So it’s at times like this that you revisit some investment principles:

1.	We will always be better at picking stocks than picking markets, currencies, or other factors. Therefore, we try to avoid big bets on the latter and maximize our chances of outperforming by concentrating on the former.

2.	The portfolio characteristics we express in the fund are an outcome of the type of companies we invest in than rather than a deliberate attempt at factor picking. For example, our quality bias means our return on equity has been consistently higher than that of the benchmark. Our preference for companies that are in structurally growing parts of the economy leads us to be consistently overweight in the information technology, health care, and consumer discretionary sectors.

3.	Let your winners run. The greatest advantage we can have is a long-term investment horizon and holding on to our companies as they mature into mid- and large-cap stocks. This involves having the courage to ride out inevitable periods of underperformance.

4.	Paradoxically, letting your winners run must not be a byword for complacency. Consistently ignoring bad news, being overly reliant on management’s word, and changing investment rationales are behavioral no-nos.

5.	Slow and steady wins the race. Excessive trading is especially punitive for a small-cap fund.

PORTFOLIO REVIEW

The strongest-performing sector in our index over the last six months was materials. This encompasses a broad range of subsectors that includes junior miners (exploration companies that look for new deposits of precious metals), processing industries, building materials, and fine chemicals. We tend to be structurally underweight in mining industries and tilt toward industries that have pricing power. In the latter category were two chemical businesses that were our two biggest detractors. Victrex accounts for approximately 70% of global supply of a high-performance plastic polyether ether ketone, commonly known as PEEK. The long-term demand prospects for this material are very encouraging due to its qualities of plasticity, heat resistance, durability, and weight, and PEEK will increasingly be adopted in new industries as a metal substitute. Unfortunately, exposure to the oil and gas industry and a slowing smartphone cycle has meant that growth has slowed in the short term, and the stock fell substantially. Secondly, Fufeng, the largest monosodium glutamate (MSG) producer in China, has been at the forefront of consolidating the MSG industry such that the top two players now control 80% to 90% market share; however, this has not led to rational pricing in the industry as we had expected. Other significant detractors were Japanese regional bank Ashikaga Holdings, where the terms of its merger with another regional bank were unfavorable for Ashikaga shareholders. The specter of Japan’s negative interest rate policy has also made the environment for any lending organization more difficult to earn a margin. The stock of long-term holding and fashion label and retailer Ted Baker fell significantly, to a point where we think the market once again underestimates the company’s ability to generate long-term growth, while operationally the company has continued to perform well. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Taking the commodities rally to a country level, both Canada and Australia are heavily populated by resource stocks, and our lack of exposure (relative to the benchmark) in those countries hurt performance. At period-end, we had a 19% exposure to the UK. This amounted to a 6% overweight, and, with a looming referendum on European Union membership, pound sterling weakness was a drag. At the time of this writing, polls were showing a majority of 46% to 43% wishing to remain, which would indicate a sizable population undecided and therefore scope for further volatility. The bookmakers would indicate that the chances of the UK remaining within the European Union is higher, however, and I think the status quo is the likely outcome.

Good things did happen, and we had two stocks that were up more than 50% in U.S. dollar terms. TAL Education is based in China but listed on the New York Stock Exchange and provides K–12 after-school tutoring services. Reputation is everything in a teaching business, and TAL has an unrivaled brand as well as superior economics. This reinforces our philosophy that shareholders in a company that does its best by its customers will be similarly rewarded. Seven Generations Energy, a Canadian shale oil play, caught the commodity bounce.

Here follows a regional roundup of major portfolio activity:

Europe
Our two largest purchases across the portfolio over the period were Ascential and Just Eat. Ascential is a media group operating market-leading events, festivals, conferences, and information products. It has one of the best assets in the media space as it owns must-have brands, such as Cannes Lions, the flagship advertising industry festival. The current management team has led a successful transformation process: selling non-core assets, exiting print, and investing in business information systems—measures that can eventually improve profitability. Just Eat is a leading online takeaway food delivery aggregator, with number one positions in 13 out of 15 countries in which it operates, including the UK, its largest market. This is a business model where network effects matter, and the winner tends to take most, if not all, of the market. Just Eat’s network effect stems from having the most restaurants and the most users on its portal. This can already be seen in the margins of established geographies where the company makes an EBITDA (see glossary) margin of around 50%. Just Eat is growing orders at around 50% even within established mature markets, such as the UK, and we believe there is a significant runway for growth as the company continues to take share through orders done over the telephone in its newer territories.

We bought into the initial public offering (IPO) of Swiss industrial Vat, which has a dominant market share in a small but critical component of the semiconductor manufacturing process. We also bought into UK sports apparel and equipment retailer Sports Direct International as the stock halved following a string of operating disappointments. We believe Sports Direct remains a strategic asset with a dominant and price-leading position in a large industry and a powerful Internet distribution platform.

We said goodbye to three long-term holdings: pharmaceutical and laboratory equipment maker Sartorius (Germany), private equity business 3I Group (UK), and Direct Line Insurance (UK). All had performed very well. Sartorius, whose stock we held for over 10 years, is a particularly adroit example of where taking a long-term view and compounding returns over time add the greatest value. We sold Autotrader, following a very strong runup since its listing and given what we believe is an increased competitive risk.

Japan
We bought Nisshin Steel, which recently merged with Nippon Metal Industry. If we are right, the merger should result in great internal synergies from asset restructuring and internalization of costs. On the theme of emission reductions, we bought Horiba, a gas emission testing system that should benefit from tighter environmental regulation all over the world, particularly after the VW scandal, while Hitachi Metals enjoys high market share in specialty metals used in, among other things, batteries, which will benefit from the long-term expansion of hybrid and electric vehicles. Hoshino Resorts is a real estate investment trust (REIT) that specializes in hotel ownership and is a direct beneficiary of inbound Japanese tourism. We sold aluminum parts manufacturer UACJ, whose expansion of its manufacturing plant into Thailand was not going according to plan. While returns from Japanese equities have been disappointing so far this calendar year, and the current earnings season is telling how very sensitive Japanese equities are to movements in the yen, we are encouraged by many examples of improved governance in publicly listed Japanese companies. It is these supply-side type reforms that typically give the bull markets greater legs than transitory demand factors.

Asia
We doubled down on our investment in Sino Biopharmaceutical in early 2016, when the stock corrected on concerns over its capital allocation and a regulatory price cut. We regard the company a top pharmaceutical franchise in China, both in terms of research and development and its sales platform. The temporary setback offered us an attractive price to own a long-term winner in China’s secular growing pharmaceutical industry. We reentered Catcher Technology, the Taiwanese company that provides metal casings for the iPhone. We sold the stock in mid-2015 on valuation grounds. Since then, the stock has fallen over 40% on weak iPhone sales momentum. We think Catcher fundamentals should improve in the second half of 2016 and 2017 due to continued market share gains at Apple and new customer wins from China. The stock’s valuation looks attractive to us after the pullback. We increased our bet on India by buying Britannia Industries and Hexaware Technologies. Britannia is India’s number one confectionary company and has a strong brand portfolio. Our investment in the Indian consumer sector has added significant value over time, and we hope Britannia will do the same. Hexaware is a mid-size IT service business with market-leading growth. It is also a bet on the new CEO, who has an excellent track record has articulated his strategy to take Hexaware to the next level. While shipping is not an area we usually venture into, we regard our new position in SITC International Holdings as the “Southwest Airlines” of the shipping industry. SITC focuses on intra-Asia trade, has dominance (30% to 60% share) in its major routes, and offers integrated logistics service. Despite the fact that the shipping industry is in a tough cycle, SITC generates 15% to 20% return on equity and has a strong balance sheet and cash flow. We are getting a 7% to 8% dividend while waiting for the shipping cycle to turn.

We parted ways with two of our long-term holdings, PChome Online and Sunny Optical Technology. We had good journeys with both companies, but valuations were no longer supportive. We were also concerned they might not live up to heightened market expectations in coming quarters. We also exited our recent purchase of SouFun Holdings, the leading online property portal in China. Our original thesis was that Soufun would successfully transform its business model (from advertising to transaction) through the current investment cycle. However, we later recognized the competition risk was higher and the transformation was tougher than we initially thought. Autohome, another Chinese Internet name we owned, had gone through major corporate actions in April. First, Telstra, the then-controlling shareholder, sold a 47.7% stake to Ping An Group. A few hours later, a consortium led by the management offered to take the company private. The fight over control is likely to lead to a management reshuffle and operation disruptions. We exited the position based on our expectation that the operational disruption would affect the share price, which has duly fallen.

Capital markets
We participated in six IPOs during the period. Dometic (Sweden) is a specialist supplier of equipment into the recreational vehicle market; while it sells into the original equipment manufacturer channel, we know from our investment in Thule (also Swedish) that it is the replacement market where profits are really made. We had been following this business for over 10 years and two iterations of private equity ownership. Reliance Worldwide (Australia) manufactures and sells fittings and control valves for the “behind the wall” plumbing market. Its Snakebite brand has resonance both with professional installers and the home improvement market. SH Kelkar is a leading flavor and fragrance player in India. Haitai owns some of the best confectionary brands in South Korea, to which many of our colleagues in Asia are loyal customers. Ascential and Vat we have already discussed. We received no takeover bids over the period.

CONCLUSION AND OUTLOOK

With fundamentals in the resource sectors weak, we expect the rally in global cyclicals to fade. Meanwhile, corporate earnings have been poor in aggregate, and in an environment where genuine earnings growth is a rarity, our strategic focus on high-quality growth stocks should prevail. I can only apologize for our relative lack of success in the last six months. I am as frustrated as anyone, but at times like these we must redouble our efforts and stay true to our investment principles without being complacent about what we own. Along with my co-managers, Hiroshi Watanabe (related to Mrs. Watanabe but not the Mrs. Watanabe!) and Wenli Zheng, as well as our talented team of analysts, I remain immersed as ever in this diffuse and fascinating asset class. On a stock-by-stock basis, we continue to be excited by our portfolio.

Thank you for your ongoing trust and support.

Respectfully submitted,

Justin Thomson
Chairman of the Investment Advisory Committee

May 17, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Small and medium-sized companies are generally riskier because they may have limited product lines, capital, and managerial resources. Their securities may trade less frequently and with greater price swings. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

EBITDA: Earnings before interest, taxes, depreciation, and amortization—a measure of a company’s operating profitability and cash flow.

Fair value pricing: If a market value for a security is not available or normal valuation procedures are deemed to be inappropriate, the fund will make a good faith effort to assign a fair value to the security by taking into account various factors that have been approved by the fund’s Board of Directors. This value may differ from the value the fund receives upon sale of the securities.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Initial public offering (IPO): The first sale of stock to the public by a formerly private company.

Lipper averages: The averages of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Small Cap Index: A market capitalization-weighted index of small-cap stocks in developed world markets.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Real estate investment trusts: Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

S&P Global ex-U.S. Small Cap Index: An index that tracks the performance of smaller companies in developed markets outside the U.S.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/16
Axiare Patrimonio Socimi, Spain	1.1%
Partners Group Holding, Switzerland	1.1
Ambu, Denmark	1.0
MercadoLibre, Argentina	1.0
Playtech, United Kingdom	1.0
Fisher & Paykel Healthcare, New Zealand	0.9
Victrex, United Kingdom	0.9
Norma, Germany	0.9
Wirecard, Germany	0.9
DCC, Ireland	0.9
Sino Biopharmaceutical, China	0.8
Tecan, Switzerland	0.8
Nippon Seiki, Japan	0.8
Gecina, France	0.8
Jupiter Fund Management, United Kingdom	0.8
Just Eat, United Kingdom	0.8
Abcam, United Kingdom	0.8
TravelSky Technology, China	0.8
Hikari Tsushin, Japan	0.8
Investec, United Kingdom	0.7
Sanwa Holdings, Japan	0.7
Amadeus IT Holding, Spain	0.7
XXL, Norway	0.7
TAL Education, China	0.7
Obara Group, Japan	0.7
Total	21.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
NET ASSET VALUE						
Beginning of period	$ 55.60	$ 56.11	$ 55.26	$ 45.24	$ 39.78	$ 42.69
Investment activities						
Net investment income[1]	0.08	0.41	0.43	0.66	0.57	0.34
Net realized and unrealized gain / loss	0.35	2.91	1.96	10.26	5.27	(2.63)
Total from investment activities	0.43	3.32	2.39	10.92	5.84	(2.29)
Distributions						
Net investment income	(0.37)	(0.45)	(0.62)	(0.51)	(0.38)	(0.17)
Net realized gain	(2.33)	(3.38)	(0.92)	(0.39)	–	(0.45)
Total distributions	(2.70)	(3.83)	(1.54)	(0.90)	(0.38)	(0.62)
NET ASSET VALUE						
End of period	**$ 53.33**	**$ 55.60**	**$ 56.11**	**$ 55.26**	**$ 45.24**	**$ 39.78**

Ratios/Supplemental Data

	6 Months Ended 4/30/16	Year Ended 10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
Total return[2]	**0.76%**	**6.63%**	**4.45%**	**24.56%**	**14.91%**	**(5.47)%**
Ratio of total expenses to average net assets	1.21%[3]	1.20%	1.21%	1.23%	1.23%	1.23%
Ratio of net investment income to average net assets	0.29%[3]	0.75%	0.76%	1.32%	1.38%	0.78%
Portfolio turnover rate	12.9%	39.6%	41.6%	50.5%	40.2%	49.3%
Net assets, end of period (in millions)	$ 3,415	$ 4,222	$ 3,549	$ 3,354	$ 2,775	$ 2,414

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 1.0%		
Common Stocks 1.0%		
MercadoLibre (USD) (1)	347,200	43,362
Total Argentina (Cost $34,858)		43,362
AUSTRALIA 2.6%		
Common Stocks 2.6%		
BT Investment Management	3,091,892	23,251
Cochlear	328,865	27,013
Greencross	3,167,405	17,123
Myob	5,282,190	13,656
Reliance Worldwide (2)	2,940,398	6,595
SAI Global	3,355,825	9,313
TFS	14,926,142	17,705
Total Australia (Cost $93,340)		114,656
BRAZIL 0.8%		
Common Stocks 0.7%		
BR Malls Participacoes	1,938,300	9,603
Brasil Brokers Participacoes (2)(3)	9,933,800	5,286
Iguatemi Empresa de Shopping Centers	1,092,100	8,418
OdontoPrev	2,782,500	8,568
		31,875
Preferred Stocks 0.1%		
Marcopolo	6,805,100	4,729
		4,729
Total Brazil (Cost $47,494)		36,604
CANADA 0.8%		
Common Stocks 0.8%		
Computer Modelling	768,000	6,146

INDIA 4.4%

Common Stocks 4.4%

Blue Dart Express	213,760	18,241
Britannia Industries	418,877	18,048
CRISIL	469,665	13,855
Cummins India	1,130,623	15,086
Cyient	2,574,316	17,661
Emami	1,659,967	25,126
Hexaware Technologies	4,396,713	15,998
Ipca Laboratories	1,413,585	10,592
SH Kelkar	3,728,874	12,829
TTK Prestige	275,688	18,545
Yes Bank	2,135,305	30,293
Total India (Cost $143,900)		196,274

INDONESIA 0.7%

Common Stocks 0.7%

Mayora Indah	7,275,233	19,446
Surya Citra Media	54,552,400	13,237
Total Indonesia (Cost $22,340)		32,683

IRELAND 1.8%

Common Stocks 1.8%

Cairn Homes (2)	12,098,076	15,515
DCC (GBP)	434,376	38,462
Paddy Power Betfair	186,001	24,930
Total Ireland (Cost $35,434)		78,907

ITALY 1.5%

Common Stocks 1.5%

Banca Generali	799,118	23,727
Brunello Cucinelli (1)	184,423	3,621

Moncler	1,040,490	16,870
Yoox Net-A-Porter (2)	793,020	23,210
Total Italy (Cost $48,560)		67,428

JAPAN 22.0%

Common Stocks 22.0%

Air Water	1,238,000	18,348
Ashikaga Holdings	5,676,100	16,690
Asics	788,200	15,582
Bank of the Ryukyus	1,348,700	15,393
Chugoku Marine Paints (3)	3,584,000	25,172
Credit Saison	1,405,000	25,712
Daiichikosho	424,600	17,778
Daio Paper	1,179,200	11,623
Fujitec (1)	2,853,900	28,078
Fujitsu General	1,630,000	28,362
Hikari Tsushin	455,900	34,177
Hitachi Metals	1,871,900	18,839
Horiba	556,100	20,977
Hoshino Resorts REIT	2,069	25,186
Invincible Investment	17,434	13,092
Japan Securities Finance	4,771,700	18,339
Kadokawa Dwango	744,400	10,517
Kakaku.com (1)	806,300	14,510
Koito Manufacturing	581,200	25,002
Mabuchi Motor	352,300	17,441
METAWATER (1)	1,081,500	30,160
Miraca Holdings	369,100	15,634
Miura	992,800	18,570
Mori Hills REIT Investment	14,772	22,172
Musashi Seimitsu Industry	1,114,900	21,129
Nabtesco	878,900	19,774
Nakanishi	205,900	6,652
Nifco	578,400	27,626

Nihon Parkerizing	2,672,700	23,431
Nikkiso	2,258,400	17,152
Nippon Ceramic (1)	1,030,100	18,580
Nippon Kayaku	1,173,000	12,613
Nippon Seiki	1,847,000	35,303
Nippon Soda	2,613,000	13,623
Nissan Chemical Industries	741,300	19,489
Nisshin Steel	1,755,700	23,825
Obara Group (1)	857,300	31,425
Press Kogyo (3)	7,405,400	25,283
Sanwa Holdings	4,242,800	32,414
Seria	280,600	16,597
Skylark	1,856,000	24,164
Sumitomo Seika Chemicals (3)	4,102,000	19,294
Taiyo Holdings	509,100	16,705
Temp Holdings	1,738,300	25,892
Tokyo Tatemono	1,259,600	16,288
USHIO	1,293,500	17,522
VT Holdings	3,955,600	19,831
Yellow Hat	929,300	19,040
Total Japan (Cost $880,828)		991,006

MALAYSIA 0.3%

Common Stocks 0.3%

Bursa Malaysia	6,632,700	14,279
Total Malaysia (Cost $15,517)		14,279

MEXICO 0.8%

Common Stocks 0.8%

Concentradora Fibra Danhos	4,487,400	10,065
Credito Real	5,086,615	11,191

SOUTH KOREA 4.3%

Common Stocks 4.3%

AfreecaTV (3)	824,348	20,982
CJ CheilJedang	55,729	18,586
Eo Technics	210,044	20,905
GS Retail	336,392	15,795
Haitai Confectionery & Foods, Lock Up Acquisition Date: 4/26/16, Cost $2,785 (2)(7)	210,163	2,785
Interpark	1,001,928	17,191
Korean Reinsurance	1,562,820	18,243
LEENO Industrial	337,971	12,710
LIG Nex1	337,626	26,461
Osstem Implant (2)	324,205	20,373
S&T Motiv	305,434	17,853
Total South Korea (Cost $170,190)		191,884

SPAIN 3.5%

Common Stocks 3.4%

Amadeus IT Holding, A Shares	708,185	32,226
Axiare Patrimonio Socimi	3,171,324	48,297
Baron de Ley (2)	105,484	12,368
Grifols (1)	1,110,330	24,150
Laboratorios Farmaceuticos Rovi (1)	1,300,474	21,994
Prosegur Cia de Seguridad	2,836,017	16,399
		155,434

Preferred Stocks 0.1%

Grifols, B Shares	230,220	3,626
		3,626
Total Spain (Cost $102,446)		159,060

SWEDEN 2.4%

Common Stocks 2.4%

Avanza Holding Bank (1)	655,488	25,753
Byggmax (1)	643,376	5,207
Dometic (2)	2,239,706	14,935
Indutrade	256,292	14,371
Lindab International (1)(2)	1,858,822	14,803
Thule	1,541,546	22,172
Vostok New Ventures, GDR (2)	1,887,236	10,740
Total Sweden (Cost $90,766)		107,981

SWITZERLAND 4.9%

Common Stocks 4.9%

Dksh Holding (1)	433,316	28,322
Dufry (2)	235,182	30,939
Emmi	24,346	14,593
Luxoft Holding (USD) (2)	372,900	21,557
Partners Group Holding (1)	116,638	48,027
Sfs	268,270	19,324
Tecan	257,266	35,722
Vat (2)	419,984	23,203
Total Switzerland (Cost $172,207)		221,687

TAIWAN 0.6%

Common Stocks 0.6%

Addcn Technology	1,274,900	9,803
Catcher Technology	2,626,000	18,482
Total Taiwan (Cost $29,266)		28,285

THAILAND 0.8%

Common Stocks 0.8%

BEC World	20,867,700	15,533

BEC World, NVDR	975,200	726
Major Cineplex	19,544,700	17,625
Total Thailand (Cost $36,818)		33,884

UNITED ARAB EMIRATES 0.4%

Common Stocks 0.4%

Air Arabia	55,774,762	18,830
Total United Arab Emirates (Cost $15,581)		18,830

UNITED KINGDOM 17.4%

Common Stocks 17.4%

Abcam	3,975,341	34,329
Ascential (2)	8,993,522	29,698
Booker	4,000,376	9,469
DFS Furniture (1)	5,071,169	22,400
Ebiquity (3)	5,752,693	10,717
Exova (1)	7,978,065	18,651
Flybe (2)(3)	13,697,254	11,758
Genus	165,261	3,622
Hays	10,475,458	19,607
Huntsworth	10,153,602	6,379
Intermediate Capital	2,356,262	21,139
Investec	4,279,942	32,707
IP (2)	5,201,119	13,064
IQE (1)(2)(3)	64,785,075	18,932
Jupiter Fund Management	5,607,315	34,485
Just Eat (2)	6,137,658	34,392
LivaNova (USD) (2)	151,300	7,978
LivaNova, London Shares (USD) (2)	207,602	11,030
Majestic Wine (1)(2)(3)	3,935,452	25,129
McCarthy & Stone	5,317,120	18,024
Oxford Instruments	2,274,036	21,814
Paypoint (1)	2,022,703	24,915

SECURITIES LENDING COLLATERAL 4.6%

Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 4.6%

Short-Term Funds 4.6%

T. Rowe Price Short-Term Reserve Fund, 0.34% (3)(6)	20,831,929	208,319
Total Investments through Securities Lending Program with JPMorgan Chase Bank		208,319
Total Securities Lending Collateral (Cost $208,319)		208,319
Total Investments in Securities		
104.7% of Net Assets (Cost $4,030,387)		**$ 4,713,195**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) All or a portion of this security is on loan at April 30, 2016 -- total value of such securities at period-end amounts to $198,197. See Note 3.

(2) Non-income producing

(3) Affiliated Company

(4) China A shares held through the QFII are subject to certain restrictions. See Note 3.

(5) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $7,225 and represents 0.2% of net assets.

(6) Seven-day yield

(7) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $2,785 and represents 0.1% of net assets.

ADR American Depository Receipts
CNH Offshore China Renminbi
GBP British Pound
GDR Global Depository Receipts
HKD Hong Kong Dollar
NVDR Non-Voting Depository Receipts
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

		6 Months Ended 4/30/16
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $2,366)		$ 31,826
Securities lending		1,235
Interest		2
Other		1
Total income		33,064
Expenses		
Investment management		21,975
Shareholder servicing		
Investor Class		2,620
Prospectus and shareholder reports		
Investor Class	$ 116	
I Class	1	117
Custody and accounting		432
Registration		94
Legal and audit		122
Directors		9
Miscellaneous		48
Waived / paid by Price Associates		(17)
Total expenses		25,400
Net investment income		7,664
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		52,593
Foreign currency transactions		(1,125)
Net realized gain		51,468
Change in net unrealized gain / loss		
Securities		(14,759)
Other assets and liabilities denominated in foreign currencies		735
Change in net unrealized gain / loss		(14,024)
Net realized and unrealized gain / loss		37,444
INCREASE IN NET ASSETS FROM OPERATIONS		$ 45,108

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Discovery Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of rapidly growing, small- to medium-sized companies outside the U.S. The fund has two classes of shares: the International Discovery Fund original share class, referred to in this report as the Investor Class, incepted on December 30, 1988, and the International Discovery Fund–I Class (I Class), incepted on December 17, 2015. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 22% of the fund’s net assets were invested in emerging markets and 1% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through the Shanghai-Hong Kong Stock Connect program (Stock Connect) or through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account). Related to A shares held through the QFII, investment decisions are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. Further, the fund’s ability to repatriate cash associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently, the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY), and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Generally, the fund is not subject to capital gain tax related to its A share investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2016, the value of loaned securities was $198,197,000; the value of cash collateral and related investments was $208,319,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $820,894,000 and $524,420,000, respectively, for the six months ended April 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2016, the cost of investments for federal income tax purposes was $4,031,088,000. Net unrealized gain aggregated $682,492,000 at period-end, of which $920,392,000 related to appreciated investments and $237,900,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2016, the fund had no deferred tax liability attributable to foreign securities and $1,948,000 of foreign capital loss carryforwards, that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2016, the effective annual group fee rate was 0.29%.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, borrowing-related expenses, taxes, brokerage commissions, and extraordinary expenses, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $17,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2016 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2016, expenses incurred pursuant to these service agreements were $24,000 for Price Associates; $614,000 for T. Rowe Price Services, Inc.; and $194,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2016, the fund was allocated $131,000 of Spectrum Funds’ expenses, of which $86,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2016, approximately 6% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2016, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 4,698 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreements

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreements (Subadvisory Contracts) that the Advisor has entered into with T. Rowe Price International Ltd and T. Rowe Price Hong Kong Limited (Subadvisors) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contracts, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisors
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisors. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisors’ senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisors.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisors) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisors may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a expense limitation agreed to by the Advisor with respect to the I Class). Under the Subadvisory Contracts, the Advisor may pay each Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and I Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information also indicated that the total expense ratio (for both classes) was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business, and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contracts
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contracts. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contracts (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 16, 2016